Bank of America, N.A.
                           LOAN AGREEMENT

      This Loan Agreement (the "Agreement") dated as of August 31, 1999, by and between Bank of America, N.A. a national banking association ("Bank") and the Borrower described below.


     [This Agreement contains some provisions preceded by boxes.    A
box which is not marked means that the provision beside it is not applicable to this transaction.]

      In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

      1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:


         A.   Borrower:  Air T, Inc.
                         CSA Air, Inc
                         Mountain Air Cargo, Inc.
                         Mountain Aircraft Services, LLC
                         Global Ground Support, LLC


         B.   Borrower's Address:
              3524 Airport Road, Maiden, North Carolina 28650

         C. Current Assets. Current Assets means the aggregate amount of all of Borrower's assets which would, in accordance with GAAP, properly be defined as current assets.

          D. Current Liabilities. Current Liabilities means the aggregate amount of all current liabilities as determined in accordance with GAAP, but in any event shall include all liabilities except those having a maturity date which is more than one year from the date as of which such computation is being made.

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          E. Hazardous Materials. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

          F. Loan. Any loan described in Section 2 hereof and any subsequent loan which states that it is subject to this Loan Agreement.

          G. Loan Documents. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.

          H. Tangible Net Worth. Tangible Net Worth means the amount by which total assets exceed total liabilities in accordance with GAAP.

           I. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

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     2.   LOANS.

           A. Loan. Bank hereby agrees to make (or has made) one or more loans to Borrower in the aggregate principal face amount of $7,000,000.00. The obligation to repay the loans is evidenced by a promissory note or notes dated August 31, 1999, (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

               i . [X] Revolving Credit Feature. The Loan provides for a revolving line of credit (the "Line") under which Borrower may from time to time, borrow, repay and re-borrow funds.

                ii. [] Clean-Up Period. Borrower shall maintain a zero balance on the Line for a period of at least ____ consecutive days during [] each fiscal year [] any consecutive twelve month period.

                iii. [] Borrowing Base. The Line is subject to the Borrowing Base Agreement attached hereto as Exhibit "A" and by reference made a part hereof.

                iv. [] Usage Fee. Borrower will pay hereafter on ________________, 19_____ and on the ______ day of each
_________________ for the period from and including the date the Line was established to and including the maturity date of the Line, a usage fee at a rate per annum of _______% of the [] average daily unused portion of the Line during such period [] average daily used portion of the Line during such period [] committed amount of the Line. The Borrower may at any time upon written notice to the Bank permanently reduce the amount of the Line at which time the obligation of the Borrower to pay a usage fee shall thereupon correspondingly be reduced.

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                 v. [X] Letter of Credit Subfeature. As a subfeature under the Line, Bank may from time to time up to and including August 31, 2000, issue letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided, however, that the form and substance of each Letter of Credit shall be subject to approval by Bank in its sole discretion; and provided further that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed $4,000,000. Each Letter of Credit shall be issued for a term designated by Borrower, provided, however, that no Letter of Credit shall have an expiration date subsequent to August 31, 2000. The undrawn amount of all Letters of Credit plus any and all amounts paid by Bank in connection with drawings under any Letter of Credit for which the Bank has not been reimbursed shall be reserved under the Line and shall not be available for advances thereunder. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line and shall be repaid in accordance with the terms of the Line; provided however, that if the Line is not available for any reason whatsoever, at the time any draft is paid by Bank, or if advances are not available under the Line in such amount due to any limitation of borrowing set forth herein, then the full amount of such drafts shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at that rate of interest applicable to advances under the Line. In such event, Borrower agrees that Bank, at Bank's sole discretion may debit Borrower's deposit account with Bank for the amount of such draft.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:
           A. Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of Deleware and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

          B. Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

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           C. Binding Agreement. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

          D. Litigation. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

           E. No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

           F. Ownership of Assets. Borrower has good title to its assets, and its assets are free and clear of liens, except those granted to Bank and as disclosed to Bank in writing prior to the date of this Agreement.

           G. Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

           H. Financial Statements. The financial statements of Borrower heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since June 30, 1997. All factual information furnished by Borrower to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

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           I. Place of Business. Borrower's chief executive office is located at
               3524 Airport Road
               Maiden, NC 28650

           J. Environmental. The conduct of Borrower's business operations and the condition of Borrower's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

          K. Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

      4. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

                 A. Financial Condition. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

          I. Maintain at all times a ratio of debt to tangible net worth of not greater than 1.0 to 1.0.

         II. Maintain on a rolling 4 quarter basis a ratio of Funded Debt to EBITDA of not greater than:
                    Quarter Ending           Ratio
                    9/30/99                  4.25 to 1.0
                    12/31/99                 3.5 to 1.0
                    3/31/00 and thereafter             3.0 to 1.0

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           B. Financial Statements and Other Information. Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Bank may desire, and pay the reasonable fees and disbursements of any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. All financial statements called for below shall be prepared in form and content acceptable to Bank and by independent certified public accountants acceptable to Bank.

In addition, Borrower will:

     i. Furnish to Bank annual audited financial statements and 10K filings of Borrower for each fiscal year of Borrower, within 150 days after the close of each such fiscal year.

     ii. Furnish to Bank certified copies of 10Q filings and related financial statements including a balance sheet and income statement for each quarter of each fiscal year within 60 days after the close of each such period.

     iii. Furnish to Bank a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in paragraphs i and ii above, containing
     (a) a certification that the financial statements of even date are true and correct and that the Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants.

     vii. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower from time to time, as Bank may reasonably request.

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            C. Insurance. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior notice to Bank of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

           D. Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

          E. Adverse Conditions or Events. Promptly advise Bank in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $500,000.

           F. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

          G. Maintenance. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

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           H. Environmental. Immediately advise Bank in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's business operations; and (ii) all claims made or threatened by any third party against Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Bank of any remedial action taken by Borrower with respect to Borrower's business operations. Borrower will not use or permit any other party to use any Hazardous Materials at any of Borrower's places of business or at any other property owned by Borrower except such materials as are incidental to Borrower's normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrower agrees to permit Bank, its agents, contractors and employees to enter and inspect any of Borrower's places of business or any other property of Borrower at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Bank on demand for the costs of any such environmental investigation and audit. Borrower shall provide Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's business operations within five (5) days of the request therefore.

      5. NEGATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

      []    A.    Capital  Expenditures.  Make  capital  expenditures
during each fiscal year (including capitalized leases) exceeding in the aggregate the lesser of $__________.

      []    B.    Lease Expenditures.  Incur new obligations for  the
lease or hire of real or personal property requiring payments in any fiscal year in excess of an aggregate of $__________.

       []     C.    Compensation.   Pay  by  way  of  salary,  bonus,
distribution, dividend, lease payment or otherwise, aggregate  annual
compensation          to         ______________________,          and
__________________________ in excess of:
               $________________ during fiscal year 19_____
               $________________ during fiscal year 19_____
               $________________ during fiscal year 19_____
               $________________ during fiscal year 19_____

          D. Transfer of Assets or Control. Sell, lease, assign or otherwise dispose of or transfer any assets, except in the normal course of its business, or enter into any merger or consolidation, or transfer control or ownership of the Borrower or form or acquire any subsidiary.

           E. Liens. Grant, suffer or permit any contractual or noncontractual lien on or security interest in its assets, except in favor of Bank, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

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           F. Extensions of Credit. Make or permit any subsidiary to make, any loan or advance to any person or entity, or purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer with any person or entity, except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year.

          G. Borrowings. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to Bank, except for normal trade debts incurred in the ordinary course of Borrower's business, and except for existing indebtedness disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

      [] H. Dividends and Distributions. Make any distribution (other than dividends payable in capital stock of Borrower) on any shares of any class of its capital stock or, if Borrower is a partnership, make any distribution to any partner, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of or any partnership interest in Borrower exceeding in the aggregate [] $_______________ per fiscal year, [] _____% of net profit per fiscal year, or in any way amend its capital structure.

           I. Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

     []   J.   Management Change.  Make any substantial change in its
present executive or management personnel.



     6. DEFAULT. Borrower shall be in default under this Agreement and under each of the other Loan Documents if it shall default in the payment of any amounts due and owing under the Loan or should it fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of Bank of America Corporation.

     7. REMEDIES UPON DEFAULT. If an event of default shall occur, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

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      8. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

     Borrower:
     Air T, Inc.
     3524 Airport Road
     Maiden, NC 28650

     Bank:
     Bank of America, NA
     100 East Main Street
     Lincolnton, NC 28092

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:



           A. If sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid;

          B.   If sent by  any other means , upon delivery.

     9. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted by applicable law), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorneys' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the Terms of the Loan Documents.

      10.   MISCELLANEOUS.   Borrower and Bank further  covenant  and
agree as follows, without limiting any requirement of any other  Loan
Document:

          A. Cumulative Rights and No Waiver. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

           B. Applicable Law. This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of D.C. and applicable United States federal law.

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           C. Amendment. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Loan Agreement.

           D. Documents. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.



            E. Partial Invalidity. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

           F. Indemnification. Notwithstanding anything to the contrary contained in Section 10(G), Borrower shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower, regardless of whether the Borrower has paid the employee under the workmen' s compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

             G. Survivability. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Line shall not have expired.

     []   H.   Updated Appraisals and Maintenance of Collateral
Value. Bank may at its option obtain at Borrower's expense, once every _____________ (or as otherwise requested by Bank) an appraisal of any real property securing payment of the Loan (the "Real Property") prepared in accordance with applicable bank regulatory agency regulations and the written instructions from Bank by a third party appraiser engaged directly by Bank. The costs of each such appraisal shall be payable by Borrower to Bank on demand. If such appraisal shows the market value of the Real Property has declined, Borrower agrees that upon demand of Bank it will immediately either pledge additional collateral in form and substance satisfactory to Bank or make such payments as shall be necessary to reduce the principal balance outstanding under the Loan, so that in either case the principal amount outstanding under the Loan shall not exceed ______% of the market value of the Real Property and any additional collateral.



      11. ADDITIONAL PROVISIONS: [] The Borrower shall comply with those additional provisions set forth on Exhibit "__" attached hereto and by reference made a part hereof.

     12. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS, INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND
PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED
PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

           A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY
PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

           B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR (II) BE A WAIVER BY THE
BANK  OF  THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91  OR  ANY
SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY
EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.


      13. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

BORROWER:                           BANK:
Air T, Inc.                         Bank of America, NA
By:  _____________________(Seal)    By: _______________________ (Seal)
Name:______________________         Name: C. Gerome Chambers, Jr.
Title: _______________________      Title: Vice President
          [Corporate Seal]


Attest:________________________ (Seal)
Name:____________________________
Title:_____________________________

BORROWER:                         BORROWER:
CSA Air, Inc.                     Mountain Air Cargo, Inc.
By: ______________________(Seal)  By:___________________________ (Seal)
Name:______________________       Name: ____________________________
Title: _______________________    Title:_____________________________
     [Corporate Seal]                             [Corporate Seal]

Attest:_____________________(Seal)  Attest:________________________ (Seal)
Name:____________________________   Name:____________________________
Title:_____________________________ Title:_____________________________

BORROWER:                         BORROWER:
Mountain Aircraft Services, LLC   Global Ground Support, LLC
By: _______________________(Seal) By:______________________________ (Seal)
Name:______________________       Name: ____________________________
Title:_______________________     Title:____________________________
     [Corporate Seal]                             [Corporate Seal]

Attest:____________________ (Seal)  Attest:________________________ (Seal)
Name:____________________________   Name:____________________________
Title:_____________________________ Title:_____________________________


                                INDEX

Accounting Terms, 1
Adverse Conditions or Events, 6
AFFIRMATIVE COVENANTS, 4
Amendment, 8
Applicable Law, 8
ARBITRATION, 9
Authority and Compliance., 2

Bank, 1
Binding Agreement, 3
Borrower, 1
Borrower's Address, 1
Borrowing Base, 2
Borrowings, 7

Capital Expenditures, 6
Cash flow coverage ratio, 4
Character of Business, 7
Clean-Up Period, 2
Compensation, 6
Compliance certificate, 5
Continuation of Representation and Warranties, 4
COSTS, EXPENSES AND ATTORNEY'S FEES, 8
Cumulative Rights and No Waiver, 8
Current Assets, 1
Current Liabilities, 1

DEFAULT, 7
Dividends and Distributions, 7
Documents, 8

Environmental Matters, 3
Existence and Compliance, 6
Extensions of Credit, 7

Financial Condition, 4
Financial Statements, 3
Financial Statements and Other Information, 5


GAAP, 1
Good Standing, 2

Hazardous Materials, 1

Indemnification, 8
Insurance, 5

Lease Expenditures., 6
Letter of Credit Subfeature, 2
Liens, 7
Litigation, 3
Loan, 1
Loan Documents., 1

Maintenance of property in good condition, 6
Maintenance of Collateral Value, 9
MISCELLANEOUS, 8

NEGATIVE COVENANTS, 6
Net working capital, 4
No Conflicting Agreements, 3
NOTICES, 7
Notification of Environmental Claims, 6

Ownership of Assets, 3

Partial Invalidity, 8
Place of Business, 3

Ratio of Current Assets to Current Liabilities, 4
Ratio of total liabilities to Tangible Net Worth, 4
REMEDIES UPON DEFAULT, 7
Revolving Credit Feature, 2

Survivability, 9

Tangible Net Worth, 1, 4
Taxes, 3
Taxes and Other Obligations, 6
Transfer of Assets or Control, 7

Updated Appraisals, 9
Usage Fee, 2

